FIRST BANK

05/08/2020

FUNDING INSTRUCTION LETTER AND RECEIPT

SBA PAYCHECK PROTECTION PROGRAM LOAN

THE CRYPTO COMPANY WHICH WILL DO BUSINESS IN CALIFORNIA AS CRYPTO STRATEGIES ("Borrower")
22809 PACIFIC COAST HWY
MALIBU, California 90265

By executing below, whether electronically or manually, the Borrower instructs FIRST BANK to fund proceeds of FIRST BANK Loan Number 4761051730900001 (SBA Loan Number 76105173-09) to Borrower's Account Number 1582162372 held at FIRST BANK.

Borrower acknowledges that it is unlawful to knowingly make false statements to a federally insured lending institution. Any such false statements whether willful or negligent may result in civil liability or criminal penalties.

Each party agrees that the electronic signatures of the parties included in this agreement are intended to authenticate this writing and to have the same force and effect as manual signatures.

The undersigned hereby certify(ies) that all of the statements provided in the Payroll Protection Program Application Form submitted on behalf of Borrower including all certifications therein are true in all respects as if all of such statements and certifications were made as of the date hereof.

ACKNOWLEDGED AND AGREED TO:

Signing on Behalf of:	**THE CRYPTO COMPANY**
Name:	RONALD LEVY
Title:	CEO
Email Address:	ron@tcc.com
5/8/2020 | 5:32 PM PDT	DocuSigned by: 4E68D1F2A15E47A...

U.S. Small Business Administration

NOTE

SBA Loan #	76105173-09
SBA Loan Name	Paycheck Protection Program
Date	05/07/2020
Loan Amount	$53,492.00
Interest Rate	1%, calculated on the basis of actual days elapsed on a 360 day year
Borrower	THE CRYPTO COMPANY WHICH WILL DO BUSINESS IN CALIFORNIA AS CRYPTO STRATEGIES
DBA if applicable	
Lender	First Bank, a Missouri Banking Corporation

1. PROMISE TO PAY:

   In return for the Loan, Borrower promises to pay to the order of Lender the amount of $53,492.00 Dollars, interest on the unpaid principal balance, and all other amounts required by this Note.

2. DEFINITIONS:

   "Guarantor" means each person or entity that signs a guarantee of payment of this Note.

   "Loan" means the loan evidenced by this Note.

   "Loan Documents" means the documents related to this loan signed by Borrower, any Guarantor, or anyone who pledges collateral.

   "SBA" means the Small Business Administration, an Agency of the United States of America.

3. PAYMENT TERMS:

Borrower must make all payments at the place Lender designates. The payment terms for this Note are:

Definitions:

- "**First Payment Date**" means 11/07/2020.
- "**Maturity Date**" means the date two years from the date of first disbursement of this Loan.
- "**Monthly Installment(s)**" means the eighteen (18) equal monthly installments of principal and interest, each payable on the Monthly Payment Dates, in the amount necessary to fully amortize the Loan after the final payment of the Monthly Installment on the Maturity Date and based on the amount of principal and interest outstanding on the First Payment Date, which principal shall have been reduced by any amounts forgiven that have been reimbursed to Lender by the SBA.
- "**Monthly Payment Date(s)**" means the First Payment Date and continuing on the same day of each month thereafter until and including the Maturity Date.

Repayment Terms: The interest rate is 1% per year. The interest rate may only be changed in accordance with SOP 50 10.

Borrower shall pay the Monthly Installment on each Monthly Payment Date.

Lender will apply each installment first to pay interest accrued to the day Lender receives the payment, then to bring principal current, then to pay any late fees, and will apply any remaining balance to reduce principal.

Final Payment. A final payment in the aggregate amount of the then outstanding and unpaid Loan Amount, together with all accrued and unpaid interest thereon, shall become immediately due and payable in full on the Maturity Date.

Initial Deferment Period: No payments are due on this Loan for 6 months from the date of first disbursement of this loan. Interest will continue to accrue during the deferment period.

Interest after Maturity Date: Interest shall continue to accrue at the Interest Rate on all amounts unpaid at the Maturity Date.

Disbursement of Loan Proceeds: The proceeds of the Loan shall be disbursed in accordance with the Funding Instruction Letter and Receipt.

Computation of Interest: All computations of interest shall be made on the basis of the actual number of days elapsed in a year of 360 days. Interest shall begin to accrue on the Loan Amount on the date of disbursement of the loan proceeds, and shall not accrue on the Loan Amount on the day on which it is paid.

Borrower's Covenant to Apply for Forgiveness: To the extent permitted under the terms of the Paycheck Protection Program, Borrower promises to apply for forgiveness of the Loan as soon as practicable but in any event within 6 months of the date of this Note.

Loan Prepayment: Notwithstanding any provision in this Note to the contrary: Borrower may prepay this Note at any time without penalty. Borrower may prepay 20 percent or less of the unpaid principal balance at any time without notice. If Borrower prepays more than 20 percent and the Loan has been sold on the secondary market,

Borrower must: a. Give Lender written notice; b. Pay all accrued interest; and c. If the prepayment is received less than 21 days from the date Lender received the notice, pay an amount equal to 21 days interest from the date lender received the notice, less any interest accrued during the 21 days and paid under b. of this paragraph. If Borrower does not prepay within 30 days from the date Lender received the notice, Borrower must give Lender a new notice.

Non-Recourse: Lender and SBA shall have no recourse against any individual shareholder, member or partner of Borrower for non-payment of the Loan, except to the extent that such shareholder, member or partner uses the loan proceeds for an unauthorized purpose.

Loan Forgiveness: Borrower may apply to Lender for forgiveness of the amount due on this loan in an amount equal to the sum of the following costs paid by Borrower during the 8-week period beginning on the date of first disbursement of this loan:

a. Payroll costs
b. Any payment of interest on a covered mortgage obligation (which shall not include any prepayment of or payment of principal on a covered mortgage obligation)
c. Any payment on a covered rent obligation
d. Any covered utility payment

The amount of loan forgiveness shall be calculated (and may be reduced) in accordance with the requirements of the Paycheck Protection Program, including the provisions of Section 1106 of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) (P.L. 116-136), as interpreted and clarified by Interim Final Rule published at 13 CFR Part 120 and by any other relevant regulation promulgated or guidance issued by the SBA or U.S. Treasury. Not more than 25% of the amount forgiven can be attributable to non-payroll costs. If the Borrower has received an advance on an SBA Economic Injury Disaster Loan (EIDL), the amount of that advance shall be subtracted from the loan forgiveness amount.

Borrower acknowledges that there is no guarantee that Borrower will receive forgiveness of any portion of the Loan. Forgiveness is conditioned on SBA Approval and SBA reimbursement to the Lender.

Written Communications: All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: First Bank, Attn: Payment Processing, P.O. Box 790269, St. Louis, MO 63179-0269.

Borrower, on behalf of itself and its successors and assigns, hereby waives any claims, actions, and causes of action it may have against Lender, its officers, employees, directors, shareholders, and affiliates, in regards to the processing, approval, and documentation of the Loan.

4. DEFAULT:

Borrower is in default under this Note if Borrower does not make a payment when due under this Note, or if Borrower or Operating Company:

A. Fails to do anything required by this Note and other Loan Documents;

B. Defaults on any other loan with Lender;

C. Does not disclose, or anyone acting on their behalf does not disclose, any material fact to Lender or SBA;

D. Makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA;

E. Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect Borrower's ability to pay this Note;

F. Fails to pay any taxes when due;

G. Becomes the subject of a proceeding under any bankruptcy or insolvency law;

H. Has a receiver or liquidator appointed for any part of their business or property;

I. Makes an assignment for the benefit of creditors;

J. Has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower's ability to pay this Note;

K. Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender's prior written consent; or

L. Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower's ability to pay this Note.

5. LENDER'S RIGHTS IF THERE IS A DEFAULT:

Without notice or demand and without giving up any of its rights, Lender may:

A. Require immediate payment of all amounts owing under this Note;

B. Collect all amounts owing from any Borrower;

C. File suit and obtain judgment.

6. LENDER'S GENERAL POWERS:

Without notice and without Borrower's consent, Lender may:

A. Incur expenses to collect amounts due under this Note and enforce the terms of this Note or any other Loan Document. Among other things, the expenses may include payments for property taxes, prior liens, insurance, appraisals, environmental remediation costs, and reasonable attorney's fees and costs. If Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance;

B. Release anyone obligated to pay this Note.

7. WHEN FEDERAL LAW APPLIES:

When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

8. SUCCESSORS AND ASSIGNS:

Under this Note, Borrower and Operating Company include the successors of each, and Lender includes its successors and assigns.

9. GENERAL PROVISIONS:

A. All individuals and entities signing this Note are jointly and severally liable.

B. Borrower waives all suretyship defenses.

C. Borrower must sign all documents necessary at any time to comply with the Loan Documents.

D. Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them.

E. Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note.

F. If any part of this Note is unenforceable, all other parts remain in effect.

G. To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor. Borrower also waives any defenses based upon any claim that Lender did not obtain any guarantee.

10. STATE-SPECIFIC PROVISIONS:

The following provision applies when a borrower is a resident of WISCONSIN:
Each Borrower who is married represents that this obligation is incurred in the interest of his or her marriage or family.

The following Confession of Judgment provision applies when a borrower is a resident of DELAWARE:
WARRANT OF ATTORNEY/CONFESSION OF JUDGMENT. In addition to any other remedies Lender may possess, Borrower knowingly, voluntarily and intentionally authorizes any attorney to appear on behalf of Burrower, from time to time, in any court of record possessing jurisdiction over this Note and to waive issuance and service of process and to confess judgment in favor of Lender against Borrower, for the unpaid principal, accrued interest, accrued charges, reasonable attorney fees and court costs and such other amount due under this Note.

The following Confession of Judgment provision applies when a borrower is a resident of MARYLAND:
WARRANT OF ATTORNEY/CONFESSION OF JUDGMENT. Borrower authorizes an attorney to appear in a court of record and confess judgment, without process, against Borrower in favor of Lender for all indebtedness owed in connection with the Loan, including but not limited to service charges, other charges and reasonable attorney's fees.

The following Confession of Judgment provision applies when a borrower is a resident of OHIO:
WARRANT OF ATTORNEY/CONFESSION OF JUDGMENT. In addition to any other remedies Lender may possess, Borrower knowingly, voluntarily and intentionally authorizes any attorney to appear on behalf of Borrower, from time to time, in any court of record possessing jurisdiction over this Note and to waive issuance and service of process and to confess judgment in favor of Lender against Borrower, for the unpaid principal, accrued interest, accrued charges, reasonable attorney fees and court costs and such other amount due under this Note.
WARNING: BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF THE COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT OR ANY OTHER CAUSE.

The following Confession of Judgment provision applies when a borrower is a resident of PENNSYLVANIA:
WARRANT OF ATTORNEY/CONFESSION OF JUDGMENT. Borrower irrevocably authorizes and empowers the prothonotary, any attorney or any clerk of any court of record, upon default, to appear for and confess judgment against Borrower for such sums as are due and/or may become due under this Note including costs of suit, without stay of execution, and for attorney's fees and costs as set forth in this Note and knowingly, voluntarily and intentionally waives any and all rights Borrower may have to notice and hearing under the state and federal laws prior to entry of a judgment. To the extent permitted by law, Borrower releases all errors in such proceedings. If a copy of this Note, verified by or on behalf of the holder shall have been filed in such action, it shall not be necessary to sue the original Note as a warrant of attorney. The authority and power to appear for and confess judgment against Borrower shall not be exhausted by the initial exercise thereof and may be exercised as often as the holder shall find it necessary and desirable and this Note shall be a sufficient warrant for such authority and power.

The following Confession of Judgment provision applies when a borrower is a resident of VIRGINIA:
IMPORTANT NOTICE: THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.
WARRANT OF ATTORNEY/CONFESSION OF JUDGMENT. In addition to any other remedies Lender may possess, Borrower knowingly, voluntarily and intentionally authorizes to appear on behalf of Borrower, from time to time, in the District Court of Alexandria, Virginia and to waive issuance and service of process and to confess judgment in favor of Lender against Borrower, for the unpaid principal, accrued interest, accrued charges, reasonable attorney fees and court costs and such other amount due under this Note.
The following Oral Agreements Disclaimer provision applies when the borrower is a resident of MISSOURI:
Oral or unexecuted agreements or commitments to loan money, extend credit or to forbear from enforcing repayment of a debt including promises to extend or renew such debt are not enforceable, regardless of the legal theory upon which it is based that is in any way related to the credit agreement. To protect you (Borrowers(s)) and us (Creditor) from misunderstanding or disappointment, any agreements we reach covering such matters are contained in this writing, which is the complete and exclusive statement of the agreement between us, except as we may later agree in writing to modify it.

The following Oral Agreements Disclaimer provision applies when the borrower is a resident of OREGON:
UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY [BENEFICIARY]/ US CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY, OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY GRANTOR'S/ BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY [AN AUTHORIZED REPRESENTATIVE OF BENEFICIARY]/US TO BE ENFORCEABLE.

The following Oral Agreements Disclaimer provision applies when the borrower is a resident of WASHINGTON:
Oral agreements or oral commitments to loan money, extend credit, or to forbear from enforcing repayment of a debt are not enforceable under Washington law.

The following provision applies when the borrower is a resident of ALASKA:
The Mortgagor or Trustor (Borrower) is personally obligated and fully liable for the amount due under the Note. The Mortgagee or Beneficiary (Lender) has the right to sue on the Note and obtain a personal judgment against the Mortgagor or Trustor for the satisfaction of the amount due under the Note either before or after a judicial foreclosure of the Mortgage or Deed of Trust as under AS 09.45.170-09.45.220.

The following Oral Agreements Disclaimer provision applies when the borrower is a resident of IOWA:
IMPORTANT: READ BEFORE SIGNING. The terms of this agreement should be read carefully because only those terms in writing are enforceable. No other terms or oral promises not contained in this written contract may be legally enforced. You may change the terms of this agreement only by another written agreement.

The following Oral Agreements Disclaimer provision applies when the borrower is a resident of UTAH:
This is a final expression of the agreement between the creditor and debtor and the written agreement may not be contradicted by evidence of any alleged oral agreement.

11. BORROWER'S NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated under this Note as Borrower.

Signatures: This Note may be executed by facsimile, DocuSign or other electronic signature.

Signing on Behalf of:	**THE CRYPTO COMPANY**
Name:	RONALD LEVY
Title:	CEO
Email Address:	ron@tcc.com
5/8/2020 | 5:32 PM PDT	DocuSigned by: 4E68D1F2A15E47A...

CORPORATE RESOLUTION (PROFIT/NOT FOR PROFIT)

Loan No. 476105173090001

Name of Corporation: THE CRYPTO COMPANY WHICH WILL DO BUSINESS IN CALIFORNIA AS CRYPTO STRATEGIES

Address: 22809 PACIFIC COAST HWY
MALIBU, California 90265

In consideration of the existing or proposed banking relationship THE CRYPTO COMPANY WHICH WILL DO BUSINESS IN CALIFORNIA AS CRYPTO STRATEGIES and First Bank (the "Lender"), the person(s) signing below, on behalf of the Corporation, represent and certify to Lender that:

1. **THE CORPORATION'S EXISTENCE**. The complete and correct name of the Corporation is THE CRYPTO COMPANY WHICH WILL DO BUSINESS IN CALIFORNIA AS CRYPTO STRATEGIES("Corporation" or "Borrower"). The Corporation is a Corporation for profit/not for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Nevada. The Corporation is duly authorized to transact business in all other states in which the Corporation is doing business, including but not limited to said state having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business. The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Corporation maintains its principal office at the Address detailed above.

   Unless the Corporation has designated otherwise in writing, this is the office at which the Corporation keeps its books and records and where information shall be sent. The Corporation will notify Lender of any change in the location of Corporation's principal office. The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or Court applicable to the Corporation in the Corporation's business activities,

2. **RESOLUTIONS ADOPTED.** At a meeting of the Directors/Trustees of the Corporation, at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolution set forth in this Resolution were adopted.

3. **OFFICER.** The following person(s) is/are Officer(s) and/or authorized persons of the Corporation:

Signing on Behalf of:	**THE CRYPTO COMPANY**
Name:	RONALD LEVY
Title:	CEO
Email Address:	ron@tcc.com
5/8/2020 | 5:32 PM PDT	DocuSigned by: 4E68D1F2A15E47A...

4. **ACTIONS AUTHORIZED.** The authorized person(s) listed above is/are authorized and empowered to perform all of the following actions for and on behalf of the Corporation and on such terms and conditions as he or she may deem advisable in his or her sole discretion:

   (a) to borrow money and obtain letters of credit and other financial accommodations in any form from Lender in such amounts, for such periods of time and upon such terms and conditions as such officer(s) may deem desirable, and to negotiate, enter into, execute, perform and deliver to the Lender such notes, credit agreements, loan agreements, drafts, acceptances, applications and agreements for letters of credit, ISDA master agreements and such

other agreements, documents, instruments and certificates as the Lender may from time to time require in connection therewith;

(b) to guarantee to the Lender the payment and performance of any and all indebtedness, liabilities and obligations of any individual, sole proprietorship, partnership, limited liability company, corporation, trust, association (incorporated or unincorporated) or other entity to the Lender, whether now existing or hereafter incurred or arising, upon such terms and conditions as the Lender may require, and to negotiate, enter into, execute, perform and deliver to the Lender such guaranties and such other agreements, documents, instruments and certificates as the Lender may from time to time require in connection therewith;

(c) to grant to the Lender a security interest in and/or lien, mortgage, deed of trust or other encumbrance upon, and/or to pledge with, and/or assign to, the Lender, or such present and future property and assets of the Company, real or personal, tangible or intangible, or any interest therein, as may now or hereafter be required by the Lender, including, without limitation, present and future accounts, contract rights, documents, bills of lading, warehouse receipts, chattel paper, instruments, notes, letter of credit rights, general intangibles, intellectual property, software, stocks, bonds, securities, securities accounts, security entitlements, financial assets, investment property, deposit accounts, certificates of deposit, insurance policies, inventory, machinery, equipment, furniture, furnishings, fixtures and real estate and improvements, as security for any and all present and future indebtedness, liabilities and obligations of the Company or any other individual, sole proprietorship, partnership, limited liability company, corporation, trust, association (incorporated or unincorporated) or other entity to the Lender, and to negotiate, enter into, execute, perform and deliver to Lender such security agreements, pledge agreements, mortgages, deeds of trust, assignments, agreements of pledge, hypothecation agreements and financing statements and such other agreements, documents, instruments and certificates as the Lender may from time to time require in connection therewith;

(d) to subordinate the payment and performance of any and all indebtedness, liabilities and obligations of any individual, sole proprietorship, partnership, limited liability company, corporation, trust, association (incorporated or unincorporated) or other entity to the Company, whether now existing or hereafter incurred or arising, to the payment and performance of any and all indebtedness, liabilities and obligations of such individual, sole proprietorship, partnership, limited liability company, corporation, trust, association (incorporated or unincorporated) or other entity to the Lender, whether now existing or hereafter incurred or arising, upon such terms and conditions as the Lender may require, and to negotiate, enter into, execute, perform and deliver to the Lender such subordination agreements and such other agreements, documents, instruments and certificates as the Lender may from time to time require in connection therewith;

(e) from time to time to amend, modify, restructure, restate, supplement, extend, renew or terminate any arrangements or agreements with the Lender upon such terms and conditions as such officer(s) of the Company may deem desirable, and to negotiate, enter into, execute, perform and deliver to the Lender such agreements, documents, instruments and certificates as the Lender may from time to time require in connection therewith; and

(f) to take any and all other actions and execute, perform and deliver to the Lender any and all other agreements, documents, instruments and certificates as may be necessary or appropriate to consummate the transactions authorized by these resolutions and to perform all of the terms, provisions and conditions of each of the agreements, documents, instruments and certificates referred to in these resolutions. The execution by any such officer(s) of the Company of any agreement, document, instrument or certificate referred to in these resolutions shall be conclusive evidence and full proof of the approval thereof and of all of the terms, provisions and conditions contained therein. Any and all acts and things which any such officer(s) of the Company may do or perform in conformity with the powers conferred upon them by these resolutions are hereby expressly authorized, approved, ratified and confirmed.

5. **ASSUMED BUSINESS NAMES.** The Corporation has filed or recorded all documents or filings required by law and relating to all assumed business names used by the Corporation. Excluding the name of the Corporation, the following is a list of all the assumed business names under which the Corporation does business:

6. **CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS.** The person(s) named above is/are duly elected, appointed, authorized or employed by or for the Corporation, as the case may be, and occupy the positions set opposite his or her respective name. This Resolution now stands of record on the books of the Corporation, is in full force and effect and has not been modified or revoked in any manner whatsoever.

7. **CONTINUING VALIDITY.** Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender's address as Lender may designate from time to time. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time that the time notice was given.

8. **NOTICES TO LENDER.** The Corporation will notify Lender, in writing, of any (a) change in the Corporation's name, (b) change in the Corporation's assumed business name(s), (c) change in the officer's/authorized persons of the Corporation, and (d) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender.

IN TESTIMONY WHEREOF, I have hereunto set my hand and attest that the signature(s) set opposite the name(s) listed above is his or her genuine signature. Each party agrees that the electronic signatures of the parties included in this agreement are intended to authenticate this writing and to have the same force and effect as manual signatures.

I have read all of the provisions of the Resolution, and I, personally and on behalf of the Corporation, certify that all statements and representation made in this Resolution are true and correct. This Corporation Resolution is dated as of May 08, 2020 and authorized by the following Officer(s) and or Authorized Person(s):

Signing on Behalf of:	**THE CRYPTO COMPANY**
Name:	RONALD LEVY
Title:	CEO
Email Address:	ron@tcc.com
Date:	5/8/2020 | 5:32 PM PDT
Signature:	DocuSigned by: [signature] 4E68D1F2A15E47A...